ATTACHMENT G.1.a.iii.2 (assuming that the EY report is Attachment G.1.a.iii.1)

Ernst & Young LLP’s internal control report, which is filed as an exhibit to the registrant’s Form N-CEN for the fiscal year ended November 30, 2022, discusses a material weakness in the registrant’s internal control over financial reporting. During the period covered by the report, the registrant’s internal control regarding management’s review of the income tax accounting, including tax positions taken, for the registrant’s anticipated conversion from a Corporation to a Regulated Investment Company, was not adequately designed. The registrant has enhanced the design of its controls and procedures related to the accounting for income taxes including the enhancement of analysis and review of income tax accounting related to non-routine transactions.